Exhibit 10.8

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

SECOND AMENDMENT AND CONSENT, dated as of June 30, 2005, to the Credit Agreement referred to below (this “Amendment”) among (a) CORE-MARK HOLDING COMPANY, INC., a Delaware corporation, CORE-MARK HOLDINGS I, INC., a Delaware corporation, CORE-MARK HOLDINGS II, INC., a Delaware corporation, CORE-MARK HOLDINGS III, INC., a Delaware corporation, CORE-MARK INTERNATIONAL, INC., a Delaware corporation, CORE-MARK MIDCONTINENT, INC., an Arkansas corporation, CORE-MARK INTERRELATED COMPANIES, INC., a California corporation, HEAD DISTRIBUTING COMPANY, a Georgia corporation, and MINTER-WEISMAN CO., a Minnesota corporation (collectively, the “Borrowers” and each individually, a “Borrower”), (b) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as administrative agent for Lenders (the “Agent”), (c) CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation, for itself, as Lender, and as co-syndication agent for Lenders, (d) JPMORGAN CHASE BANK, a New York banking corporation, for itself, as Lender, and as co-syndication agent for Lenders, (e) BANK OF AMERICA, N.A., a national banking association, for itself, as Lender, and as co-documentation agent, (f) WELLS FARGO FOOTHILL, LLC, a California limited liability company, for itself, as Lender, and as co-documentation agent, (g) the other Lenders signatory hereto from time to time (collectively, the “Lenders”), and (h) GE CANADA FINANCE HOLDING COMPANY, as Canadian Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement, dated as of August 20, 2004 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Agent and Requisite Lenders have agreed to amend certain provisions of the Credit Agreement, and consent to certain transactions, in the manner, and on the terms and conditions, provided for herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as of the Effective Date (as defined below) by deleting Section 11.10 of the Credit Agreement in its entirety and substituting in lieu thereof the following new Section 11.10:

“11.10 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.10); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Annex I or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The parties also acknowledge and agree that such notice, demand, request, consent, approval, declaration or other communication may also be posted to (i) Intralinks® (to the extent such system is available and set up by or at the direction of the Agent prior to posting) in an appropriate location by uploading such notice, demand, request, consent, approval, declaration or other communication to www.intralinks.com, faxing it to (866) 545-6600 with an appropriate bar-coded fax cover sheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to the Agent or (ii) any other E-System set up by or at the direction of the Agent in a reasonably appropriate location, in each case such notices, demands, requests, consents, approvals, declarations and other communications to be deemed to have been validly served, given or delivered on the later of the date of such posting in the appropriate location and the date access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agent) designated in Annex I to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Transmission by electronic mail shall not be sufficient or effective to transmit any such notice hereunder unless such transmission has an available means to post to any E-System.

For purposes of this Section 11.10, ‘E-System’ means any electronic system, including Intralinks® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system.”

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3. Limited Consent.

(a) The Borrowers have informed Agent that the Borrowers will not deliver their audited Financial Statements for the 2004 Fiscal Year and related deliveries within the time frame required by Section 4.l(a) and Annex E, clause (d), as such time frame was extended pursuant to that certain Consent, dated as of April 22, 2005, to the Credit Agreement, and have requested that Agent and Requisite Lenders extend the date for such delivery to August 31, 2005. As of the Effective Date, Agent and Requisite Lenders hereby consent to extend the date by which the Borrowers’ audited Financial Statements for the 2004 Fiscal Year and related deliveries shall be delivered to Agent and Lenders until August 31, 2005.

4. Representations and Warranties. To induce Agent and Requisite Lenders to enter into this Amendment, each of the Borrowers, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended hereby, by such Borrower: (a) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of such Borrower.

(c) Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e) No Litigation is now pending or, to the knowledge of such Borrower, threatened against any Borrower, (i) which challenges such Borrower’s right or power to enter into this Amendment or perform any of its respective obligations under this Amendment,

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the Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement or any other Loan Document or (ii) that has a reasonable risk of being determined adversely to any Borrower and which, if determined adversely, is reasonably likely to have or result in a Material Adverse Effect.

(f) The representations and warranties of such Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Credit Agreement.

5. No Other Amendments/Waivers. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

6. Waiver of Claims. Each Borrower hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof, provided that, no Borrower waives any Claim solely to the extent such Claim relates to Agent’s or any Lender’s gross negligence or willful misconduct.

7. Expenses. Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

8. Effectiveness. This Amendment shall be deemed effective as of the date hereof (the “Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a) Amendment. Agent shall have received ten (10) original copies of this Amendment duly executed and delivered by Agent, Requisite Lenders and the Borrowers.

(b) Payment of Expenses. Borrowers shall have paid to Agent all reasonable costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

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(c) Representations and Warranties. The representations and warranties of the Borrowers in this Amendment shall be true and correct on and as of the Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

10. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ Illegible
Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as Canadian Lender

By:	/s/ Illegible
Duly Authorized Signatory

JPMORGAN CHASE BANK, as Co-Syndication Agent and Lender

By:	/s/ Illegible
Name:	Illegible
Title:	Vice President

SANKATY HIGH YIELD PARTNERS II, L.P., as Lender

By:	/s/ DIANE J. EXTER
Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

PROSPECT FUNDING I, LLC, as Lender

By:	/s/ DIANE J. EXTER
Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

WELLS FARGO FOOTHILL, LLC, as Co-Documentation Agent and Lender

By:	/s/ JUAN BARRERA
Name:	Juan Barrera
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS:

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK HOLDINGS I, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK HOLDINGS II, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK HOLDINGS III, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK INTERNATIONAL, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK MIDCONTINENT, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK INTERRELATED COMPANIES, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

HEAD DISTRIBUTING COMPANY

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

MINTER-WEISMAN CO.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer